EXHIBIT 32

                            CERTIFICATION OF OFFICERS
                                  OF QT 5, INC.
                           PURSUANT TO 18 USC ss. 1350




Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Quick Med Technologies, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

          (a) The Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934;
               and

          (b) Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 25, 2003



/s/ MICHAEL GRANITO
--------------------------------------------------------------
Michael Granito
Chairman


/s/ DAVID LERNER
--------------------------------------------------------------
David Lerner
President and Chief Financial Officer


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